CRH to Acquire Arcosa Reinforcing CRH as the #1 Infrastructure Player in North America Exhibit 99.2

Disclaimer Unless the context otherwise provides, “we,” “us,” “our,” “CRH”, the “Company” and like terms refer to CRH plc and its consolidated subsidiaries. Forward-Looking Statements This presentation and any accompanying oral commentary (collectively, the ‘Presentation’) contains statements that are, or may be deemed to be, forward-looking statements with respect to the financial condition, results of operations, business, viability and future performance of CRH and certain of the plans and objectives of the Company, including statements regarding the proposed merger (the ‘Merger’) between the Company and Arcosa (‘Arcosa’). These forward-looking statements may generally, but not always, be identified by the use of words such as “will”, “anticipates”, “should”, “could”, “would”, “targets”, “aims”, “may”, “continues”, “expects”, “is expected to”, “estimates”, “believes”, “intends” or similar expressions. These forward-looking statements include all matters that are not historical facts or matters of fact at the date of this Presentation. In particular, the following, among other statements, are all forward-looking in nature: statements regarding the Merger, including the expected timing of the closing of the Merger; the anticipated benefits of the Merger, including expected synergies, accretion and financial impact; the anticipated financing of the Merger; the Company’s plans and expectations regarding the integration of Arcosa’s business and operations; plans and expectations regarding the impact of the Merger on the Company’s financial results, growth strategy and capital allocation; the Company’s expected financial performance following the completion of the Merger; plans and expectations regarding market trends and dynamics in regions where CRH operates, including with respect to infrastructure megatrends and demand relating to grid modernization, electrification and data center construction; and statements regarding CRH’s investment-grade credit rating. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that may or may not occur in the future and reflect the Company’s current expectations and assumptions as to such future events and circumstances that may not prove accurate. You are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this Presentation. The Company expressly disclaims any obligation or undertaking to publicly update or revise these forward-looking statements other than as required by applicable law. A number of material factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, certain of which are beyond our control, and which include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain the required approval of Arcosa’s stockholders; the failure to satisfy the other conditions to the completion of the Merger, including the receipt of required regulatory approvals; risks that the Merger disrupts the Company’s current plans and operations; the ability to recognize the anticipated benefits of the Merger; the amount of costs, fees, expenses and charges related to the Merger and the actual terms of the financing obtained in connection with the Merger; diversion of management’s attention from ongoing business operations and opportunities; potential litigation relating to the Merger; the effect of the announcement or pendency of the Merger on the Company’s and Arcosa’s business relationships, operating results and business generally; economic and financial conditions, including changes in interest rates, inflation, price volatility and/or labor and materials shortages; and the risks and uncertainties described under “Risk Factors” in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the SEC and in the Company’s other filings with the SEC. It should also be noted that projected financial information included in this Presentation is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. These measures are provided for illustrative purposes. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of the Company or Arcosa. Actual results may differ materially from the projected financial information included in this Presentation. Non-GAAP Financial Measure Disclosure This Presentation includes discussion of certain financial measures (collectively, the ‘Non-GAAP Financial Measures’) each of which is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (‘GAAP’), including, without limitation, Adjusted EBITDA, Adjusted EBITDA Margin, Pro Forma Net Debt to Adjusted EBITDA and Adjusted Free Cash Flow Conversion. See the discussion within ‘Non-GAAP Financial Measures’ on page 15. These Non-GAAP Financial Measures may not be uniformly defined by all companies and accordingly may not be directly comparable with similarly titled measures and disclosures by other companies. This Presentation also includes forward-looking Non-GAAP Financial Measures for which a reconciliation is not practicable without unreasonable effort, as the Company is unable to reasonably forecast certain amounts that are necessary for such reconciliation.

Acquiring a leading U.S. provider of building materials & critical infrastructure products 35mt1 of high-quality aggregates; strengthening U.S. aggregates platform to over 265mt of annualized production Enhanced customer offering in attractive, high-growth markets aligned with growing infrastructure megatrends Highly complementary with existing business, advancing CRH’s aggregates-led, connected portfolio strategy High-quality assets & experienced mgmt. team; strong cultural alignment & proven track record of execution Transaction expected to deliver strong growth & compelling shareholder value Consistent with our disciplined approach to capital deployment & aligned with our strategic ambitions CRH to Acquire Arcosa Compelling Growth & Value-Creation Opportunity Reinforcing CRH’s position as a leading compounder of capital For footnoted information, refer to Appendix.

Transaction Overview

Accelerating Value-Accretive Capital Deployment

CRH

Acquisition Consideration	• $150 per share in cash; $8.5B enterprise value • 11.5x 2026E Adj. EBITDA* including run-rate cost synergies[1] • Intend to fund with available cash and committed debt financing
Value Creation	• Strong strategic fit with clear value creation potential • ~$175m run-rate cost synergies expected by year 3 • Proven ability to acquire and integrate at scale
Financial Highlights	• Accretive[2] to earnings, margin and cash flow in first 12 months post-completion • Pro forma FY 2026E Net Debt / Adj. EBITDA* 2.4x[3] • Committed to maintaining investment-grade credit rating
Timeline	• Subject to Arcosa stockholder vote and regulatory approvals • Transaction expected to close in Q1 2027

*Represents a non-GAAP financial measure. See the Non-GAAP discussion on page 15 for definition. A reconciliation has not been provided as such reconciliations cannot be provided without unreasonable efforts.
For footnoted information, refer to Appendix.

CRH to Acquire Arcosa | 4

Arcosa Overview

$2.65B
'26E Revenue[1]

$565M
'26E Adj. EBITDA*[1]

21%
'26E Adj. EBITDA Margin*[1]

35M
Tons of Aggregates Produced (2025)

Top 3
Position in Engineered Structures

Construction Products

~60% of Adj. EBITDA*[2]

- High-quality, connected, aggregates-led materials business
- Serving 13 of the 50 largest U.S. MSAs with leading positions across Texas, the Southeast, & other high-growth regions



Engineered Structures

~40% of Adj. EBITDA*[2]

- A leading U.S. manufacturer of critical infrastructure products in the high-growth energy transmission market
- Robust long-term demand supported by grid modernization, electrification, & data center construction



Enhancing CRH's Position Across Growing Infrastructure Megatrends

*Represents a non-GAAP financial measure. See the Non-GAAP discussion on page 15 for definition.
For footnoted information, refer to Appendix.

CRH to Acquire Arcosa | 5

Arcosa Construction Products

Scaled Aggregates Platform in High-Growth Markets

~$1.4B	~$380M	27%	109	35MT	~1.3BT	~40yrs
Revenue[1] *(2026E)*	Adj. EBITDA*[1] *(2026E)*	Adj. EBITDA Margin*[1] *(2026E)*	Aggs Quarries & Yards	Aggregates volumes in 2025	Aggregates Reserves	Reserve Life

Operating Footprint



(1)
Aggregates
Specialty
Asphalt
(1) Includes multiple operations within a small geographic area

- Aligns with CRH's core strategy, strengthening both aggregates & cementitious platforms
- Providing CRH with aggregates exposure in DFW & Phoenix, 2 fast-growing MSAs
- Significant self-supply opportunities; enhancing our connected portfolio
- Highly complementary to existing offering; expanding capabilities in engineered concrete
- U.S. market leader in recycled Aggs & stabilized sand; attractive growth platforms for CRH

Reinforcing #1 market position in U.S. aggregates

*Represents a non-GAAP financial measure. See the Non-GAAP discussion on page 15 for definition.
For footnoted information, refer to Appendix.

CRH to Acquire Arcosa | 6

Arcosa Engineered Structures

Strengthens CRH's Capabilities in U.S. Energy Infrastructure

CRH

~$1.3B Revenue[1] *(2026E)*	**~$245M** Adj. EBITDA*[1] *(2026E)*	**19%** Adj. EBITDA Margin*[1] *(2026E)*	**18** Manufacturing Facilities	**$1.2B** Backlog (Q1'26)

Manufacturing Footprint



- Complementary to CRH's existing capabilities & increasing exposure to growing megatrends
- Enhancing CRH's connected offering across aggregates, cementitious & critical infrastructure
- Expanding addressable market & deepening relationships with shared customer base
- Long-term customer alliances & high-quality backlog providing long-term demand visibility
- Top three market position with leading brands including Meyer Utility Structures

Increasing exposure to growing Infrastructure megatrends

*Represents a non-GAAP financial measure. See the Non-GAAP discussion on page 15 for definition.
For footnoted information, refer to Appendix.

CRH to Acquire Arcosa | 7

Strong Synergy & Value Creation Potential

- Proven ability to acquire & integrate at scale
- Uniquely positioned to deliver significant value creation
  … leveraging unmatched scale & leading performance capabilities
- ~$175M run-rate cost synergies expected
  - **Operational:** production efficiencies, logistics & network optimization
  - **Integration:** self-supply opportunities & SG&A savings
  - **Procurement:** global purchasing & supply arrangements; materials, equipment & services

Synergies Expected



~$60M
~$130M
~$175M
Year 1
Year 2
Year 3

CRH to Acquire Arcosa | 8

For footnoted information, refer to Appendix. Growing Megatrends Infrastructure Transportation Reindustrialization x CRH Winning Way = Leading Compounder of Capital Proven long-term delivery Double-digit earnings growth1 Water Aligned with our Growth Algorithm …

… & Value-Creating Capital Allocation Accelerating Progress Towards 2030 Financial Targets ~$40B Financial Capacity1 to 2030 2030 Financial Targets2 7% to 9% Revenue Growth 22% to 24% Adj. EBITDA Margin* >100% Adj. FCF Conversion* Shareholder Returns 30% Growth Investments 70% $8.5B *Represents a non-GAAP financial measure. See the Non-GAAP discussion on page 15 for definition. For footnoted information, refer to Appendix.

Key Takeaways Compelling Growth & Value-Creation Opportunity Reinforcing CRH’s position as a leading compounder of capital Acquiring a leading U.S. provider of building materials & critical infrastructure products Strengthening U.S. aggregates platform to over 265mt of annualized production Enhanced customer offering in attractive, high-growth markets aligned with growing infrastructure megatrends Transaction expected to deliver strong growth & compelling shareholder value

Appendix

Endnotes Page 3 1. FY25 annual aggregates shipments reported in Arcosa’s Form 10-K for the year ended December 31, 2025. Page 4 1. Acquisition multiple reflects Enterprise value divided by pro forma FY26E Adjusted EBITDA including run-rate cost synergies. 2. Before one-off transaction costs. 3. Pro forma FY 2026E Net Debt / Adjusted EBITDA reflects (i) CRH’s estimated Net Debt at the end of 2026 assuming the cost of the acquisition, divided by (ii) the combined 2026E Adjusted EBITDA at the midpoint of each of CRH’s and Arcosa’s publicly stated guidance, respectively. Page 5 1. Based on midpoint of Arcosa’s publicly stated guidance. 2. Based on 2026E segment Adjusted EBITDA (adjusting for the divestiture of transportation products and excluding corporate costs and eliminations). Page 6 1. Segment financials is an estimate based on midpoint of Arcosa’s publicly stated guidance excluding corporate costs and eliminations. Page 7 1. Segment financials is an estimate based on midpoint of Arcosa’s publicly stated guidance excluding corporate costs and eliminations. Page 9 1. ‘Double-digit earnings growth’ refers to CRH’s compound annualized growth rate of Adjusted EBITDA for the period from December 31, 2015 to December 31, 2025. Metrics from the fiscal year ended December 31, 2015 are based on IFRS. 2015 EBITDA (as defined) has been modified to exclude contributions from subsequently divested businesses. The adjustments required to reflect these metrics under U.S. GAAP have not been quantified. No material differences have been identified that would impact trends calculated in accordance with U.S. GAAP in comparison to IFRS. For source data of these 2015 metrics, please refer to page 21 of this Presentation. Metrics from the financial year ended December 31, 2025 are based on U.S. GAAP as reported in our 2025 Form 10-K. Page 10 1. Financial capacity is defined as the anticipated cash and debt financing available (after maintenance capex) for growth investments and cash returns to shareholders. The information is indicative only and any capital deployment will be dependent on the value creation opportunities arising over the period. The Company’s ability to deliver on these capital allocation priorities may be negatively impacted by the factors set out in the disclaimer on slide 2. 2. 2030 Financial Targets represent average annual Revenue growth between 7% and 9% from 2026-2030, Adjusted EBITDA Margin between 22% and 24% by 2030, and average annual Adjusted Free Cash Flow Conversion of more than 100% from 2026-2030. Adjusted EBITDA Margin and Adjusted Free Cash Flow Conversion are non-GAAP financial measures. We cannot predict with certainty certain items that would be included in the most directly comparable GAAP measure for the relevant future periods. Due to these uncertainties, we cannot provide a quantitative reconciliation of Adjusted EBITDA Margin or Adjusted Free Cash Flow Conversion, respectively, to the most directly comparable GAAP financial measure, respectively, without unreasonable effort. However, we expect to calculate Adjusted EBITDA Margin and Adjusted Free Cash Flow Conversion for future periods in the same manner as provided herein.

Source Data – Double-Digit Earnings Growth in millions € $ 2015 EBITDA (as defined) (i) 2,219 Less: EBITDA (as defined) from divested businesses Europe Distribution (i) (171) Americas Distribution (i) (140) Building Envelope (ii) (121) 1,787 2015 IFRS based EBITDA (as defined) (iii) (iv) 1,983 2025 Adjusted EBITDA* per the Annual Report on Form 10-K 7,681 10-Year CAGR 15% (i) As reported under IFRS in the Annual Report on Form 20-F for 2015. (ii) The results for Building Envelope stated are under IFRS and were not previously separately reported in external filings. (iii) Effective from January 1, 2020, CRH changed its reporting currency from euro to U.S. Dollar. Reported results for 2015 have been translated from euro to U.S. Dollar using the 2015 average exchange rate of $1.1095 to €1. (iv) The adjustments required to reflect these metrics under U.S. GAAP have not been quantified. No material differences have been identified that would impact trends calculated in accordance with U.S. GAAP in comparison to IFRS. *Represents a non-GAAP financial measure. See the discussion within 'Non-GAAP Financial Measures' on page 15.

Non-GAAP Financial Measures CRH uses a number of non-GAAP financial measures to monitor financial performance. These measures are referred to throughout the discussion of our reported financial position and operating performance on a continuing operations basis unless otherwise defined and are measures which are regularly reviewed by CRH management. These financial measures may not be uniformly defined by all companies and accordingly may not be directly comparable with similarly titled measures and disclosures by other companies. Certain information presented is derived from amounts calculated in accordance with U.S. GAAP but is not itself an expressly permitted GAAP measure. The non-GAAP financial measures as summarized below should not be viewed in isolation or as an alternative to the most directly comparable GAAP measure. Adjusted EBITDA is defined by CRH as earnings from continuing operations before interest, taxes, depreciation, depletion, amortization, loss on impairments, gain/loss on divestitures and investments, income/loss from equity method investments, substantial acquisition-related costs and pension expense/income excluding current service cost component. Adjusted EBITDA Margin is calculated by CRH by expressing Adjusted EBITDA as a percentage of total revenues. Net Debt comprises short and long-term debt, finance lease liabilities and current and noncurrent derivative financial instruments (net) less cash and cash equivalents. Adjusted Free Cash Flow is defined by CRH as net cash provided by operating activities adjusted for proceeds from disposal of long-lived assets less maintenance capital expenditure. Adjusted Free Cash Flow Conversion is defined as Adjusted Free Cash Flow divided by Net income. Management believes that Adjusted Free Cash Flow and Adjusted Free Cash Flow Conversion are useful metrics for both management and investors in evaluating the Company’s ability to generate cash flow from operations after making investments in maintaining its asset base. As is the case with the other non-GAAP measures presented, users should consider the limitations of using Adjusted Free Cash Flow and Adjusted Free Cash Flow conversion, including the fact that those measures do not provide a complete measure of our cash flows for any period. In particular, Adjusted Free Cash Flow and Adjusted Free Cash Flow conversion are not intended to be a measure of cash flow available for management’s discretionary use, as these measures do not reflect certain cash requirements, such as debt service requirements and other contractual commitments. Adjusted EBITDA is defined by Arcosa as EBITDA adjusted for certain items that are not reflective of the normal earnings of its business. Adjusted EBITDA Margin is defined by Arcosa as Adjusted EBITDA divided by revenues. These Non-GAAP Financial Measures should not be viewed in isolation the historical financial statements of the Company or Arcosa. This Presentation also includes forward-looking Non-GAAP Financial Measures for which a reconciliation is not practicable without unreasonable effort, as the Company is unable to reasonably forecast certain amounts that are necessary for such reconciliation.